ADVISORSHARES TRUST
Mars Hill Global Relative Value ETF
(the “Fund”)

Supplement Dated March 25, 2011
To The Prospectus and Statement of Additional Information Dated March 16, 2010

The following information supplements, and should be read in conjunction with, the Fund’s Prospectus and Statement of Additional Information listed above.

The Advisor has contractually agreed to continue to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.50% of the Fund’s average daily net assets until October 31, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.